UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2007


                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)           File Number)        Identification No.)


538 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code:           (516) 396-7700
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Explanatory Note: This Amendment to the Form 8-K filed July 31, 2007, is being filed to correct the date of resignation for Thomas McDonagh. The disclosure set forth in Item 5.02 replaces the previous disclosure.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective July 27, 2007, Thomas McDonagh has resigned from his position as Chief Investment Officer.

Item 8.01 Other Events.

      On July 27, 2007, the Company issued a press release announcing that its Board of Directors decided to delay payment of its quarterly dividends on its Common Stock, Series A Preferred Stock and Series B Preferred Stock. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Current Report on Form 8-K by reference.

      On July 31, 2007, the Company issued a press release providing an update on its liquidity. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1  Press Release, dated July 27, 2007.

99.2  Press Release, dated July 31, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 3, 2007                  AMERICAN HOME MORTGAGE INVESTMENT CORP.

                                       By:       /s/ Michael Strauss
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                                          Name:  Michael Strauss
                                          Title: Chief Executive Officer


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                                EXHIBIT INDEX
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    EXHIBIT NUMBER                            DESCRIPTION
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         99.1              Press Release, dated July 27, 2007.

         99.2              Press Release, dated July 31, 2007.